SCHEDULE 14C - INFORMATION
               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

     [ ] Preliminary Information Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
     [X] Definitive Information Statement

                               EMERGENT GROUP INC.
                   (Name of Registrant As Specified In Charter


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
                               EMERGENT GROUP INC.
                            932 Grand Central Avenue
                               Glendale, CA 91201
                                 (818) 240-8250

                              INFORMATION STATEMENT
            SHAREHOLDER MAJORITY ACTION IN LIEU OF AN ANNUAL MEETING
                           ON OR ABOUT AUGUST 4, 2003

     NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING (THE "ACTION") OF EMERGENT GROUP INC., A NEVADA CORPORATION, (THE "COMPANY") WILL BE TAKEN ON OR ABOUT AUGUST 4, 2003 TO ADOPT THE FOLLOWING:

     (1) To elect five Directors of the Company for the coming year;

     (2) To ratify, adopt and approve the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the year ending December 31, 2003;

     (3) To consider and vote upon an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective on or about August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one share of Common Stock, $.04 par value;

     (4) To ratify, adopt and approve the Company's 2002 Employee and Consulting Compensation Plan covering 13,000,000 shares of Common Stock; and

     (5) To ratify, adopt and approve the Company's 2001 Stock Option Plan covering 585,000 shares of Common Stock.

     Only shareholders of record at the close of business on June 23, 2003 are entitled to receipt of this Information Statement.


                            By Order of the Board of Directors

                            Bruce J. Haber, Chairman and Chief Executive Officer
July 14, 2003

                              INFORMATION STATEMENT

     The Board of Directors of Emergent Group Inc. ("Emergent" or "the Company") is furnishing this Information Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended December 31, 2002, exclusive of exhibits), to shareholders on or about July 14, 2003.

     This Information Statement is being furnished to the stockholders of the Company in connection with proposals (i) to elect five Directors of the Company for the coming year, (ii) to ratify, adopt and approve the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the upcoming fiscal year, (iii) to ratify, adopt and approve an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective on or about August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one share of Common Stock, $.04 par value; (iv) to ratify, adopt and approve the Company's 2002 Employee and Consulting Compensation Plan covering 13,000,000 shares of Common Stock; and (v) to ratify, adopt and approve the Company's 2001 Stock Option Plan covering 585,000 shares of Common Stock.

     The Company has authorized 100,000,000 shares of Common Stock, $.001 par value. Of the 100,000,000 shares, there are currently 67,357,815 shares of Common Stock currently outstanding. The Company has 10,000,000 shares of authorized Preferred Stock, none of which is outstanding. The proposals contained in the preceding paragraph are expected to be adopted by the written consent of the holders of a majority in interest in the Company's outstanding Common Stock and submitted to the Secretary of the Company on or about August 4, 2003 (the "Written Consent Effective Date"). If the proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at an annual or special stockholders' meeting convened for the specific purpose of approving the proposals.

     The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 78.320 of the Nevada Revised Corporation Law (the "Nevada Law") which provides that the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such an annual or special meeting. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company's outstanding voting capital stock

     The date on which this Information Statement will first be sent to the stockholders is on or about July 14, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company is June 23, 2003 (the "Record Date").

     Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders in its next Quarterly Report on Form 10-QSB and/or Form 8-K of the Written Consent Effective Date of the five proposals. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Nevada Law are afforded to the Company's stockholders as a result of the adoption of the proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of June 30, 2003, the Company had outstanding 67,357,815 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group. Table I does not reflect the changes in ownership interest that would result from the reverse stock split and the automatic conversion of Notes held by officers and directors of the Company.

------------------------------------------------------------- ------------------------------- ------------------------

          Name and Address of Beneficial Owner (1)                   Number of Common         Approximate
                                                                          Shares              Percentage
------------------------------------------------------------- ------------------------------- ------------------------
Daniel Yun
375 Park Avenue, Suite 3607
New York, NY 10152                                            11,472,036 (2)                          17.0
------------------------------------------------------------- ------------------------------- ------------------------
Mark Waldron
932 Grand Central Avenue
Glendale, CA 91201                                            10,247,377 (3)                          15.2
------------------------------------------------------------- ------------------------------- ------------------------
Howard Waltman
140 Deerfield
Tenafly, NJ 07670                                              3,453,255 (4)                           4.9
------------------------------------------------------------- ------------------------------- ------------------------
Matthew Fong and Paula Fong
13191 Crossroads Parkway, Suite 285
Industry, CA 91746                                             1,000,000 (5)                           1.5
------------------------------------------------------------- ------------------------------- ------------------------
William M. McKay
932 Grand Central Avenue
Glendale, CA 91201                                               480,000 (6)                           *
------------------------------------------------------------- ------------------------------- ------------------------
Bruce J. Haber
c/o BJH Management, LLC
145 Huguenot Street, Suite 405
New Rochelle, NY  10801                                        7,967,425 (7)                          11.8
------------------------------------------------------------- ------------------------------- ------------------------
Louis Buther
205 Ridgefield Avenue
South Salem, NY 10590                                          5,975,569(7)                            8.9
------------------------------------------------------------- ------------------------------- ------------------------
All current and proposed  executive  officers and  directors
as a group (seven) persons                                    40,379,762 (8)                          56.7

                                       3

------------------------------------------------------------- ------------------------------- ------------------------
The Jessica L. Haber Trust, Michela I. Haber, Trustee
65 The Oaks
Roslyn Estates, NY 10576
                                                               7,967,425 (7)                          11.8
------------------------------------------------------------- ------------------------------- ------------------------
Adventure Capital LLC
525 North Broadway, Suite 210
White Plains, NY 10603                                         5,737,247                               8.5
------------------------------------------------------------- ------------------------------- ------------------------

     Table II below shows the Common Stock ownership interest by officers and directors of the Company after giving effect to the one-for-40 reverse stock split and the issuance of post split shares resulting from the conversion of promissory notes to Mr. Haber (500,000), Mr. Yun (500,000), Mr. Waldron (150,000), Mr. Waltman (250,000), Mr. McKay (25,000) and Mr. Buther (150,000)
and the issuance of rights to purchase the Company's post-split shares of Common Stock to Mr. Haber (303,031 shares) and Louis Buther (227,272 shares).

------------------------------------------------------------- ------------------------------- ------------------------

          Name and Address of Beneficial Owner (1)                   Number of Common         Approximate
                                                                          Shares              Percentage
------------------------------------------------------------- ------------------------------- ------------------------
Daniel Yun
375 Park Avenue, Suite 3607
New York, NY 10152                                              786,801 (2)                          18.8
------------------------------------------------------------- ------------------------------- ------------------------
Mark Waldron
932 Grand Central Avenue
Glendale, CA 91201                                              406,185 (3)                           9.7
------------------------------------------------------------- ------------------------------- ------------------------
Howard Waltman
140 Deerfield
Tenafly, NJ 07670                                               336,332 (4)                           7.9
------------------------------------------------------------- ------------------------------- ------------------------
Matthew Fong and Paula Fong
13191 Crossroads Parkway, Suite 285
Industry, CA 91746                                               25,000 (5)                            *
------------------------------------------------------------- ------------------------------- ------------------------
William M. McKay
932 Grand Central Avenue
Glendale, CA 91201                                               37,000 (6)                            *
------------------------------------------------------------- ------------------------------- ------------------------
Bruce J. Haber
c/o BJH Management, LLC
145 Huguenot Street, Suite 405
New Rochelle, NY  10801                                       1,002,216 (7)                          22.3
------------------------------------------------------------- ------------------------------- ------------------------
Louis Buther
205 Ridgefield Avenue
South Salem, NY 10590                                           526,662 (7)                          11.9
------------------------------------------------------------- ------------------------------- ------------------------
All current and proposed  executive  officers and  directors
as a group (seven) persons                                     3,120,198(8)                          66.2
------------------------------------------------------------- ------------------------------- ------------------------

_______________

(*) Represents less than 1% of the outstanding shares of the Company's Common Stock.

(1) All shares are directly owned, and the sole investment and voting power is held, by the persons named unless otherwise noted.

(2) Includes 30,834 shares owned by Emergent Capital L.P., which Mr. Yun has sole voting and disposition power, 17,500 shares gifted to 17 persons and options to purchase 93 shares.
(3)  Includes options to purchase 93 shares.
(4) Includes 11,332 shares owned by his family in the name of The THW Group LLC, over which shares Mr. Waltman exercises voting and investment control and options to purchase 75,000 shares.
(5)  Includes options to purchase 25,000 shares.
(6) Includes options to purchase 12,000 shares of the Company's Common Stock which are exercisable within 60 days of the anticipated mailing date of this Proxy Statement.
(7) BJH Management LLC is a company owned by Mr. Bruce J. Haber. BJH acquired 348,575 shares of Common Stock of the Company pursuant to a services agreement and Mr. Haber purchased $200,000 of Notes which will convert into 500,000 shares. Of the 348,575 shares, 199,186 shares were gifted by Mr. Haber to an irrevocable trust for the benefit of his daughter, Jessica L. Haber with his wife, Michela I. Haber, as Trustee. The remaining 149,389 shares were transferred to Louis Buther. BJH Management has certain anti-dilution rights to maintain on behalf of itself, and at its option, its transferees, a minimum combined 17.5% of the Company's outstanding shares on a fully diluted basis. Pursuant to these rights as a result of the Company's completion of its private placement offering and anticipated stockholder approval of the Stockholder Matter, BJH will receive rights to purchase 530,303 shares of Common Stock exercisable at $.20 per share. Of these rights, the right to purchase 227,272 shares will be transferred to Mr. Buther and the remaining rights to purchase 303.031 shares will be transferred to Mr. Haber. The amount of stock shown in the table as owned by Mr, Haber includes the shares held in his daughter's trust, although he disclaims beneficial ownership of such shares.
(8)  See footnotes (2) through (5) above.

Voting Agreement

     During December 2002, the Company's former Chairman of the Board, Mr. Daniel Yun and former Chief Executive Officer, Mr. Mark Waldron entered into a Voting Agreement (the "Voting Agreement"), whereby they agreed to vote all of their common stock in unison. However, to the extent that Messrs. Yun and Waldron do not agree on any particular matter, then each of them shall vote their shares of common stock in a manner consistent with the recommendation of the majority of the Company's Board of Directors. The Voting Agreement terminates on the earlier of five years from the effective date, or upon the sale of such shares by Messrs. Yun or Waldron to a non-related or unaffiliated party.

     The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.

                              PROPOSAL TO RE-ELECT
                                    DIRECTORS

     It is anticipated that the written consents to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company's existing five directors for a period of one year and until their successors are elected and shall qualify. The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2003 annual meeting of the Company's stockholders. The following five directors of the Company are expected to be re-elected to continue to serve as directors of the Company.

     It is anticipated that the written consents to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company's existing five directors for a period of one year and until their successors are elected and shall qualify. The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2003 annual meeting of the Company's stockholders. The following five directors of the Company are expected to be re-elected to continue to serve as directors of the Company.

                                                Term            First               Principal
                                                of              Became              Occupation
Name                              Age           Office          Director
Bruce J. Haber                    51             (1)            2003                Chairman of the Board
                                                                                    and Chief Executive
                                                                                    Officer of the Company
Daniel Yun                        36             (1)            2000                Private Investor
Mark Waldron                      35             (1)            2000                Private Investor
Howard Waltman                    70             (1)            2001                Private Investor
Matthew K. Fong                   49             (1)            2001                President of Strategic
                                                                                    Advisory Group and
                                                                                    Senior Counsel with
                                                                                    Sheppard, Muller, Richter
                                                                                    & Hampton

 ________________
(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

Identities of Executive Officers

     Bruce J. Haber is Chairman of the Board and Chief Executive Officer, Louis Buther is President of the Company and William M. McKay is Chief Financial Officer, Secretary and Treasurer. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of the Company's Nominees to the Board.

     The biographies of the Company's five nominee's to serve as directors are described in Item 10 of the Company's Form 10-K for its fiscal year ended December 31, 2002, which are incorporated by reference. For a copy of the Form 10-K, see Appendix A to this Information Statement.

Board of Directors Meetings and Committees

     The Company has five directors. Bruce J. Haber, its Chairman, joined the Board of Directors effective January 31, 2002. During 2002, the Board of Directors which consisted of four directors, namely Mark Waldron, Daniel Yun, Howard Waltman and Matthew K. Fong, held two meetings, not including various actions taken by unanimous written consent in lieu of a meeting. During the period for which he was a director in 2002, each of the Company's four directors attended at least 75% of all meetings of the Board held in 2002.

Committees

     Prior to November 2001, the Company had no standing audit, nominating and compensation committees of the Board of Directors or committees performing similar functions.

     On November 1, 2001, the Company's Board established a Compensation Committee with Messrs. Waltman, Fong and Yun as its members. On November 1, 2001, the Company's Board also established an Audit Committee with Messrs. Waltman and Fong and Dr. Bernard Rineberg, a former director, as its members. On December 19, 2002, the Board approved each of the following: (i) a resolution that upon the effective date of Mr. Bruce J. Haber becoming a director of the Company (i.e. January 31, 2003), the members of the Compensation Committee shall be changed to include Messrs. Haber, Waltman and Yun and (ii) a resolution reducing the number of Audit Committee members to two with Messrs. Waltman and Fong as its members.

Audit Fees

     For the fiscal year ended December 31, 2002, the aggregate fees billed for professional services rendered by Singer Lewak Greenbaum & Goldstein LLP ("independent auditors") for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $74,783.

Financial Information Systems Design and Implementation Fees

     For the fiscal year ended December 31, 2002, there were $-0- in fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

     For the fiscal year ended December 31, 2002, there was $9,248 in fees billed for preparation of corporate tax returns, tax research and other professional services rendered by the Company's independent auditors. The foregoing excludes expense reimbursement of $5,586.

Audit Committee Report

     The members of the Company's audit committee consist of Howard Waltman and Matthew Fong Sr., each of whom are deemed by Management to be independent directors, but neither of whom would be deemed a "Financial Expert" within the meaning of Sarbanes Oxley Act 0f 2002, as amended. The definition of "independent director" is defined in Rule 4200(a)(14) of the NASD's Listing Standards. The NASD's listing standards define an "independent director" generally as a person, other than an officer of the Company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The term "Financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions. Effective May 20, 2003, the Board has adopted a written charter. A copy of the audit committee charter is attached as Appendix B. The charter is expected to include, among other things:

     . annually reviewing and reassessing the adequacy of the committee's formal charter;

     . reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

     . reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

     . being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

     .    reviewing the independence of the independent auditors;

     . reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

     . reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

     . all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

     The Company's Audit Committee met and held discussions with management and its independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended the inclusion of the audited consolidated financial statements in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.

                                                                  Howard Waltman
                                                                 Matthew K. Fong

Executive Compensation

     Incorporated by reference is the contents of Item 11 of Emergent's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

Certain Transactions

     Incorporated by reference is the contents of Item 11 of Emergent's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

Financial and Other Information

     Accompanying this Information Statement as Appendix A is the Company's 2002 Annual Report on Form 10-K for its fiscal year ended December 31, 2002 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2002 Annual Report.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Incorporated by reference is the contents of "Compliance with Section 16(a) of the Securities Exchange Act of 1934" contained in Item 10 of Emergent's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

                               PROPOSAL TO RATIFY
        THE BOARD'S SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP,
                        AS INDEPENDENT AUDITORS FOR 2003

     The Board of Directors has approved the selection of Singer Lewak Greenbaum & Goldstein LLP, subject to the ratification of its shareholders, as the Company's independent auditors for 2003. Singer Lewak Greenbaum & Goldstein LLP, Certified Public Accountants, audited the Company's financial statements for its last year ended December 31, 2002. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

     For a discussion of the Audit Fees, Financial Information Systems Design and Implementation Fees and other fees billed by the Company's independent auditors for 2002, see the Proposal to re-elect directors.

     It is expected that the written consents submitted to the Secretary of the Company at the Written Consent Effective Date will include the ratification of the Board's selection of Singer Lewak Greenbaum & Goldstein LLP, as independent auditors.

Change in Accountants

     Incorporated by reference is Item 9 of the Company's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

                   PROPOSAL TO REDUCE THE NUMBER OF SHARES OF
             OUTSTANDING COMMON STOCK, VIA A ONE-FOR- FORTY REVERSE
    STOCK SPLIT AND PROPORTIONATELY INCREASE THE PAR VALUE OF THE COMPANY'S
                      COMMON STOCK, BY WAY OF AN AMENDMENT
                   TO THE COMPANY'S ARTICLES OF INCORPORATION

     The Company's Board of Directors has proposed to reduce the number of its issued and outstanding shares of Common Stock via a one-for-forty reverse stock split through issuing one share of Common Stock, $.04 par value, in exchange for every forty shares of Common Stock, $.001 par value, as of the close of business on or about August 29, 2003 (the "Effective Date"). In addition, the proposal is to proportionately increase the par value of the Common Stock from $.001 par value, to $.04 par value. A copy of the proposed amendment to the Articles of Incorporation is annexed hereto as Appendix "C." The Company shall have the right to make any additional changes to the form of amendment included in Appendix C as required by the Nevada Secretary of State to complete such filing.

Purpose of Amendment

     This proposal, which is in the nature of a reverse stock split will reduce the number of shares of the Company's issued and outstanding Common Stock from 67,357,815 shares to approximately 4,183,946 shares (calculated as follows:
67,357,815 pre-split outstanding shares divided by 40 equals 1,683,946 shares plus 2,500,000 shares of Common Stock that will be automatically issued upon the conversion of certain notes described below). Prior to the reverse stock split, the Company also has outstanding the following securities: options and warrants to purchase up to 16,069,363 shares of Common Stock, and rights to purchase up to 21,121,119 shares of Common Stock. The foregoing commitments to potentially issue shares of Common Stock upon exercise of outstanding options and warrants will become exercisable into 929,765 post split shares of Common Stock on the Effective Date. With an authorized number of 100,000,000 shares of Common Stock (and 10,000,000 preferred shares) remaining unchanged, the number of un-issued shares of Common Stock that will be available for future issuance will increase dramatically from 32,642,185 to 95,816,054. No fractional shares will be issued and in lieu of fractional interests shareholders would otherwise be entitled to, all amounts will be rounded up to the nearest whole share. Accordingly, no common stockholder will receive less than one full common share.

     In June 2003, the Company in a private placement sold its Subordinated Promissory Notes (the "Notes") in the principal amount of $1,000,000. Of the $1,000,000, $$700,000, was sold to executive officers and directors and counsel of the Company and the balance of $300,000 to six other investors.

     The following is a summary of the material terms of the private placement:

     o 50 Units were offered by the Company on a "best efforts" basis at a purchase price of $20,000 per Unit with each Unit consisting of a Subordinated Promissory Note in the principal amount of $20,000;

     o The Notes shall be subordinated to all bank, leasing and other types of senior indebtedness, both current indebtedness and indebtedness incurred in the future;

     o Interest shall be at a rate of 6% per annum payable at the earlier of maturity, conversion or redemption. Interest shall retroactively increase to 12% per annum if this Proposal is not approved by stockholders of the Company by August 7, 2003;

     o A security interest in all the assets of the Company shall be granted to all Note holders to the extent permitted by law and subject to the priority liens of holders of senior indebtedness. A representative shall be appointed after the offering by the Note holders to be authorized on their behalf to perfect their security interest;

     o The convertibility of the Notes is subject to stockholder approval of this Proposal of a one-for-40 Reverse Stock Split and a proportionate increase in the par value of the Company's Common Stock from $.001 per share to a new par value of $.04 per share.

     o In the event stockholders approve this Proposal, the Notes shall automatically convert into Common Stock on the Effective Date of the Reverse Stock Split (i.e. August 29, 2003) at the conversion rate of $2.00 of principal into five post-split shares of Common Stock, equivalent to 100 pre-split shares of Common Stock (the "Conversion Rate")and the security interest in all assets of the Company granted to noteholders shall be released; and

     o Interest on the Notes will be payable in cash at the earlier of the maturity date, conversion date or redemption date of the Notes unless an affirmative election is made by the Note holders to receive Common Stock in lieu thereof at a conversion price that will be no lower than the Conversion Rate.

     In the event this Proposal is approved by stockholders of the Company, the number of outstanding shares of Common Stock will change dramatically as discussed herein.

     This amendment is intended to reduce the Company's outstanding Common Stock to an amount which, in the Board of Director's opinion, is more appropriate for smaller size companies. It is also intended to increase the market price per share, if any, above its present level. A higher market price for the Company's Common Stock, if any, is anticipated to result from this reduction since potential earnings (or loss) per share will increase on a 40- to-1 basis and there will be a decreased "float" of common stock. However, there can be no assurances that the market price will increase in the same 40-to-1 proportion nor, if increased, that such price will be maintained. Further, there can be no assurances given that a higher market price will encourage more broker dealers or investors to become involved in the Company's Common Stock, particularly since the initial post-split market price of the Company's Common Stock on the Effective Date is likely to still remain a "penny stock."

     If this proposal is approved by the holders of Common Stock, the effective result would be to automatically permit the conversion of the Notes on the Effective Date of the reverse stock split and to increase the number of un-issued and unreserved authorized shares of Common Stock that will be available for issuance for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as may be required by law or the regulations of any applicable Stock Exchange. Such purposes may include additional public and private issuances of Common Stock or other securities convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions which may arise in the future. The Company presently does not have any specific plans to use any portion of its shares in connection with any acquisitions, corporate transactions or business combinations.

     The proposed increase in the authorized number of un-issued and unreserved shares of Common Stock could have a number of effects on the Company's stockholders depending on the exact nature and circumstances of any actual issuances of authorized but un-issued and unreserved shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, a future increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares. The Board, within the limitations and restrictions contained in the Articles of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue Common Stock from time to time.

     Other than as described above, this proposal does not affect any rights, privileges, powers or preferences of any of the Company's common stockholders, except to the extent that shares will be rounded up to the nearest whole share in lieu of fractional interests. Additionally, holders of Common Stock should not be prejudiced with respect to sales, except for "odd lot" sales, (i.e. under 100 shares) since brokerage commissions on the sale of the lesser number of shares of Common Stock giving effect to the reduction should be less. With respect to "odd lots", which will be held by stockholders as a result of the reduction in shares, higher per share brokerage commissions may be charged. Additionally, "odd lot" sales may be more difficult since most purchasers acquire stocks in round lots of 100.

     This reduction in issued and outstanding shares of Common Stock and proportionate increase change in par value will have no effect on the Company's earnings, sales and stockholders' equity, stated capital and additional paid in capital; the per share effect on earnings or losses, as the case may be, will be due solely to the reduced number of shares issued and outstanding.

     If this proposal is approved, it will not be absolutely necessary for stockholders to exchange their existing stock certificates for new stock certificates although it is highly recommended that they do. Stockholders will have the right to make such an exchange should they so desire. Stock certificates issued by the Company prior to the reverse stock split will, subsequent to the reverse split, constitute "good delivery" of shares upon the basis of only one share for every 40 pre-existing shares held. When presently outstanding certificates are presented for transfer after the aforesaid transaction, new certificates reflecting the reverse split and new cusip number will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement and payment of applicable taxes, if any. If the proposal is approved, all shareholders will be bound by its terms and no shareholder will be entitled to appraisal rights or, cash payments for their shares. Common stockholders are not expected to incur any substantial federal income tax by reason of the reverse stock split.

     The number of shareholders of record of the Company's Common Stock is not anticipated to materially change by virtue of said reverse stock split.

     It is expected that the written consents submitted to the Secretary of the Company and the Written Consent Effective Date will include the ratification of the filing of an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective on or about August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one share of Common Stock, $.04 par value.

    PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY'S 2002 EMPLOYEE BENEFIT
                       AND CONSULTING COMPENSATION PLAN.

     On April 1, 2002, the Company established an Employee Benefit and Consulting Compensation Plan (the "2002 Plan") covering 13,000,000 shares. The material features of the Plan are described below.

Administration

     Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, administers the 2002 Plan, which was approved by the Company's Board of Directors on April 1, 2002. The Board, subject to the provisions of the 2002 Plan, has the authority to determine and designate officers, employees, directors and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board may, in its sole discretion, accelerate the vesting of awards. The Board of Directors must approve all grants of Options and Stock Awards issued to our officers or directors.

        Types of Awards

     The 2002 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2002 Plan contained provisions for granting incentive and non-statutory stock options and Common Stock Awards. However, since stockholder approval of the 2002 Plan was not obtained by April 1, 2003, all outstanding Incentive Stock Options granted under the 2002 Plan automatically became Non-Statutory Stock Options and no further Incentive Stock Options could be thereafter granted under the 2002 Plan.

     Stock Options. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options may also contain at the time of grant, at the discretion of the Board, certain other cashless exercise provisions.

     Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee's death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

     Common Stock Award. "Common Stock Award" are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

     The Company's officers, employees, directors and consultants of Emergent Group and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board; however, all Options and Stock Awards granted to officers and directors must be approved by the Board.

Termination or Amendment of the 2002 Plan

     The Board may at any time amend, discontinue, or terminate all or any part of the 2002 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

     During 2002 and the first six months of 2003, we granted options to purchase 10,736,106 pre-split (268,402 post-split) shares of our Common Stock under the 2002 Plan, net of terminations. Substantially all options are exercisable at $.01 per pre-split ($.40 per post-split) share. Unless sooner terminated, the 2002 Plan will expire on March 31, 2012 and no awards may be granted after that date.

     It is not possible to predict the individuals who will receive future awards under the 2002 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information (on a pre-split basis) as of June 30, 2003 on the known benefits provided to certain persons and group of persons under the 2002 Plan.

   ----------------------------------------------------- ---------------- ----------------- -----------------------
                                                            Number of         Range of       Value of unexercised
                                                         Shares subject    exercise price     options at June 30
                                                           to Options      ($) per Share           2003(1)
   Name and Position
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Bruce J. Haber
   Chief Executive Officer                                     -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Louis Buther, President                                     -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   William M. McKay, Chief Financial Officer              1,200,000             .01                   (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Three  Executive Officers
   As a group                                             1,200,000             .01                   (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Three  Non-Employee
   Directors as a group                                   2,000,000             .01                   (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Non-Executive Officer
   Employees                                              6,960,036             .01                   (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------

____________
(1) Value is normally calculated by multiplying (a) the difference between the market value per share at June 30, 2003 and the option exercise price by
     (b) the number of shares of Common Stock underlying the option. Due to the limited and sporadic trading of the Company's Common Stock at year end, no value is given to the options as of June 30, 2003.

Shares Subject to the Plan

     The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 13,000,000 pre-split (325,000 post-split). Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year. The aggregate number of shares issuable under the Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

Federal Tax Consequences

     The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

     Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

     Common Stock Awards. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

     It is expected that the written consents submitted to the Secretary of the Company at the Effective Date will include the ratification, adoption and the approval of the 2002 Plan.

PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY'S 2001 EMPLOYEE STOCK OPTION PLAN.

     On November 1, 2001, the Company adopted a 2001 Stock Option Plan, subject to stockholder approval, similar to its 2002 Plan described above except that the 2001 Plan does not provide for the direct issuance of stock and it has no cashless exercise provisions. The Company granted options to purchase 970,000 pre-split shares under the 2001 Plan exercisable at $1.00 per share, 390,000 of which have been terminated as a result of employees terminating their employment with the Company. Since stockholder approval was not obtained on or before November 1, 2002, all incentive stock options granted under the Plan have automatically become non-statutory stock options and the Board is limited to granting non-statutory stock options under the Plan. The Board of Directors has no plans to issue any additional options under the 2001 Plan and on December 19, 2002, it approved a resolution reducing the number of authorized options under the Plan from 8,000,000 shares to 585,000 pre-split shares (14,625 post-split shares ) of Common Stock, representing the number of outstanding options under the Plan as of that date. The exercisability of options outstanding under the 2001 Plan is subject to stockholder approval.

Awards

     As of June 30, 2003, the Company has outstanding under the 2001 Plan, options to purchase 580,000 pre-split shares (14,500 post-split shares) of our Common Stock under the 2001 Plan. The options are exercisable at $1.00 per pre-split share ($40.00 per post-split share).

     While the Board of Directors has no plans to issue any additional options under the 2001 Plan, it is not possible to predict the individuals who will receive future awards under the 2001 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information as of June 30, 2003 on the known benefits provided to certain persons and group of persons under the 2001 Plan.

   ----------------------------------------------------- ---------------- ----------------- -----------------------
                                                            Number of         Range of       Value of unexercised
                                                         Shares subject    exercise price    options at June 30,
                                                           to Options      ($) per Share           2003(1)
   Name and Position
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Bruce J. Haber
   Chief Executive Officer                                     -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Louis Buther, President                                     -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   William M. McKay, Chief Financial Officer                   -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Three  Executive Officers
   As a group                                                  -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Three  Non-Employee                                         -0-              -0-                  -0-
   Directors as a group
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Non-Executive Officer
   Employees                                                580,000             1.0                  -0- (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------

_________
(1) Value is normally calculated by multiplying (a) the difference between the market value per share at June 30, 2003 and the option exercise price by
     (b) the number of shares of Common Stock underlying the option. Due to the limited and sporadic trading of the Company's Common Stock at year end, no value is given to the options as of June 30, 2003.

Federal Tax Consequences

     The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

     Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

     It is expected that the written consents submitted to the Secretary of the Company at the Effective Date will include the ratification, adoption and the approval of the 2001 Plan.

                                 OTHER BUSINESS

     As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

THE COMPANY'S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2002 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS INFORMATION STATEMENT AS APPENDIX A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT AND EXHIBITS ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO EMERGENT GROUP INC. , ATTENTION SHAREHOLDER RELATIONS AT 932 GRAND CENTRAL AVENUE GLENDALE, CALIFORNIA, 91201.

Stockholders Proposals for the Next Annual Meeting

     Proposals of security holders intended to be presented at the 2004 Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible no later than March 31, 2004.

                                                     EMERGENT GROUP INC.

                                              By: /s/WILLIAM M. MCKAY, Secretary

                                   APPENDIX A

                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002

                                   APPENDIX B

                                  AUDIT CHARTER

Purpose

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Emergent Group Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any government body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Company's independent auditors.

     o Provide an open avenue of communication among the independent auditors, management, and the Board.

     o Comply with the responsibilities of the Sarbanes-Oxley Act of 2002, as amended

Composition

The Committee will be composed of not less than one member of the Board. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity. All members of the Committee shall have a working familiarity with basic finance and accounting practices.

The Committee's membership will meet the requirements of the audit committee policy of the National Association of Securities Dealers ("NASD") and those contained in the Sarbanes-Oxley Act of 2002, as amended. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member.

Meetings

The Committee shall meet at least once quarterly, or more frequently as circumstances dictate. The Committee may meet with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee or a designated member of the Committee shall meet with the independent auditors quarterly to review the Company's quarterly financial statements as described below.

Responsibilities

The Committee's responsibilities will include the following duties:

Oversight of the financial statements and relations with the independent auditors:

     o Instruct the independent auditors that the Board is the client in its capacity as the shareholders' representative.

     o Expect the independent auditors to meet with the Board at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

     o Expect management and the independent auditors to analyze significant financial report issues and practices on a timely basis.

     o    Expect management and the independent auditors to discuss with the
          Committee:

          |_| Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

          |_| Aggressiveness or conservatism of accounting principles and financial estimates.

     o The Audit Committee in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by Emergent (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee.

Expect the independent auditors to provide the Committee with:

     o Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

     o Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

     o Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

     o Reasons for accepting or questioning significant estimates made by management.

     o Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the Board's behalf that require Board notification but not Board approval:

     o Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors.

     o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Committee's activities if asked to do so by the Board's chairperson.

     o Ask the appropriate corporate officer to study a particular area of interest or concern to the Committee.

Matters requiring the Committee's review and study before making a recommendation for the Board's action:

     o Ratification of the Committee's selection of the appointment of the independent auditors.

     o    Implementation of major accounting policy changes.

     o    SEC registration statements to be signed by the Board.

     o The auditors' reports and financial statements prior to publication in the annual report.

Matters requiring the Committee's review and study before providing summary information to the Board:

     o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board ("FASB"), the Securities and Exchange Commission ("SEC"), and the American Institute of Certified Public Accountants ("AICPA"), or by comparable bodies outside the U.S.

     o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

     o    Quarterly financial statement review before publication.

     o    Administration of the Company's "conflict of interest" policy.

     o The performance of management and operating personnel under the Company's code of ethics.

     o    Gaps and exposures in insurance programs.

     o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

     o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASD.

Complaints

The Audit Committee shall establish procedures for -

     (A) the receipt, retention, and treatment of complaints received by Emergent regarding accounting, internal accounting controls, or auditing matters; and

     (B) the confidential, anonymous submission by employees of Emergent of concerns regarding questionable accounting or auditing matters.

Authority to Engage Advisers

The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

Funding

Emergent shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of Directors, for payment of compensation to the registered public accounting firm employed by Emergent for the purpose of rendering or issuing an audit report and to any advisers employed by the audit committee.

                                   APPENDIX C

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             THE EMERGENT GROUP INC.


DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 72.385 and 73.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of Corporation: Emergent Group Inc.

2. The articles have been amended as follows:

     RESOLVED, that the Board of Directors adopted the following resolutions and declared it advisable and the stockholders by a majority consent in lieu of a meeting approved the amendments to the Corporation's Articles of Incorporation described below in the resolutions which were submitted to the Secretary of the Corporation on August __, 2003:

     RESOLVED, the Articles of Incorporation of Emergent Group Inc. are amended by inserting a new Article 9 so that after Article 8, there appears the following text:

     "8. On the effective date of this amendment to the Articles of Incorporation which shall be at 5:00 p.m. Daylight Savings Time on August 29, 2003 (the "Effective Date"), the Common Stock of the Corporation will be reverse split on a one-for-forty basis so that each share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as 1/40 (one-fortieth) of a share of Common Stock (the "Reverse Split"). No fractional shares will be issued by the Corporation as a result of a Reverse Split. Each fractional share shall be rounded up to the nearest whole share. The par value per share of the Corporation's Common Stock shall proportionately increase from $.001 par value to $.04 par value as reflected in new Article 3." and it was further

     RESOLVED, that paragraph (a) of Article 3 of Emergent Group Inc.'s Articles of Incorporation shall be amended to read as follows on the Effective Date:

     "3. The aggregate number of shares that the Corporation shall be authorized to issue shall be ONE HUNDRED TEN MILLION (110,000,000), consisting of ONE HUNDRED MILLION (100,000,000) shares of Common Stock, par value $0.04, and TEN MILLION (10,000,000) shares of Preferred Stock, par value $0.001."

3. That the number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 67,357,815; that said change and amendment has been consented to and authorized by the written consent of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon in accordance with NRS 78.320.2.


4. Signatures:


By:  ______________________                  By: __________________________
     Louis Buther, President                     William M. McKay, Secretary


STATE OF ___________            )
                                ) ss.
COUNTY OF                       )

     On_________, 2003, personally appeared before me, _________________, a
Notary Public, Louis Buther who acknowledged that he executed the above instrument.

_________________________
Seal:                                                 __________________________
                                                                 (Notary Public)

STATE OF CALIFORNIA             )
                                ) ss.
COUNTY OF                       )